UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 5, 2013

American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Amendment No. 2 to Credit Agreement

On July 5, 2013, the Company and certain of its domestic subsidiaries entered into an amendment to the credit agreement governing its credit facility with Capital One Leverage Finance Corp., pursuant to which Bank of Montreal was added as a loan participant and the total commitment under the credit facility was raised to $50 million from $35 million. The additional commitment was made under substantially the same terms as the existing facility.

The foregoing description of the amendment and the credit facility does not purport to be complete and is qualified in its entirety by reference to the Current Report on Form 8-K filed on April 9, 2013 and a complete copy of the amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 7.01     Regulation FD Disclosure.

On July 8, 2013, the Company issued a press release announcing the addition of Bank of Montreal as a loan participant under the credit facility. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

10.1	Amendment No. 2 to Credit Agreement, dated as of July 5, 2013, by and among the Borrowers, the Guarantors, Capital One Leverage Finance Corp., as administrative agent, and the Lenders party thereto.
99.1	Press release, dated July 8, 2013, of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: July 9, 2013	By:	/s/ Glenn A. Weinman
		Name:	Glenn A. Weinman
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Credit Agreement, dated as of July 5, 2013, by and among the Borrowers, the Guarantors, Capital One Leverage Finance Corp., as administrative agent, and the Lenders party thereto.
99.1	Press release, dated July 8, 2013, of the Company.